SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                 AUGUST 17, 2000
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                              POWERCOLD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEVADA                   33-19584               23-2582701
(STATE  OF  INCORPORATION)   (COMMISSION  FILE  NO.)   (IRS EMPLOYER IDENT. NO.)

                               103 GUADALUPE DRIVE
                               CIBOLO, TEXAS 78108
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                       210 659-8450
                         (REGISTRANT'S TELEPHONE NUMBER)





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                             POWERCOLD CORPORATION
                                    FORM 8-K

ITEM  1  -  CHANGES  IN  CONTROL  OF  REGISTRANT
     None

ITEM  2  -  ACQUISITION  OR  DISPOSITION  OF  ASSETS
     None

ITEM  3  -  BANKRUPTCY  OR  RECEIVERSHIP
     None

ITEM  4  -  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
     None

ITEM  5  -  OTHER  EVENTS
     Channel Freeze Technologies, Inc. and PowerCold Corporation filed suit on August 4, 2000, in U.S. District Court, Western District of Texas, San Antonio Division, Civil Action No. SA00CA709-OG, against Sir WorldWide, LLC, a California limited liability company, John S. Scherer, Frank J. Scherer, Scherer Fund, and Standard Southern Corporation. The Company is seeking damages primarily for product misrepresentation and breach of contract. Management intends to vigorously pursue its claims.

ITEM  6  -  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
     None

ITEM  7  -  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION
            AND  EXHIBITS
     None

ITEM  8  -  CHANGE  IN  FISCAL  YEAR
     None



Signatures

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     POWERCOLD  CORPORATION


     Date:  August  15,  2000

/s/ Francis L. Simola
Francis  L.  Simola
President  and  CEO